SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  May 8, 2001


                        GOLDEN WEST FINANCIAL CORPORATION
                        ---------------------------------
             (Exact Name of Registrant as specified in its Charter)

--------------------------------------------------------------------------------

       Delaware                       1-4529                 95-2080059

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(State or Other Jurisdiction (Commission File Number)     (I.R.S. Employer
of Incorporation or                                      Identification No.)
Organization)


1901 Harrison Street, Oakland, California                           94612
-----------------------------------------                     ------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:             (510) 446-3420
                                                              ------------------

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              Exhibit No.      Exhibit
              -----------      -------
              1.0              Press Release



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          GOLDEN WEST FINANCIAL CORPORATION

Dated:  May 8, 2001                       /s/ Russell W. Kettell
                                          --------------------------------------
                                          Russell W. Kettell
                                          President and
                                          Chief Financial Officer


                                           /s/ William C. Nunan
                                          --------------------------------------
                                           William C. Nunan
                                           Chief Accounting Officer

FOR FURTHER INFORMATION CONTACT                          FOR IMMEDIATE RELEASE
William C. Nunan,
Group Senior Vice President
Telephone:  (510) 446-3614


April 18, 2001

        GOLDEN WEST FINANCIAL REPORTS 41% INCREASE IN EARNINGS PER SHARE
        ----------------------------------------------------------------

Oakland, California: Golden West Financial Corporation, parent of World Savings Bank, announced record first quarter 2001 diluted earnings per share of $1.10, a 41% increase over the $.78 recorded in the same period in 2000. The Company's per share profits of $1.10 exclude the cumulative effect of an accounting change, which the Company made in accordance with Generally Accepted Accounting Principles. On January 1, 2001, Golden West adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which resulted in a one-time pre-tax charge of $10 million, or $.04 per diluted share.

Discussing the reasons behind the Company's excellent earnings performance, Herbert M. Sandler, Chairman and Chief Executive Officer of Golden West, explained, "Golden West's mortgage portfolio, which is our major earning asset, grew by a strong 27% over the past twelve months. Profits during the first quarter of 2001 reflected the benefits of this rapid loan growth."

In explaining results further, Sandler noted, "With the decline in interest rates during the first quarter of 2001, we enjoyed an unusual jump in our primary spread or profit margin."

Providing background regarding this increase, he said, "The action of the Open Market Committee of the Federal Reserve in lowering interest rates by 150 basis points in one quarter alone had the immediate effect of reducing our cost of funds. Not so for our loan portfolio. It takes more time for our adjustable rate mortgages to react to interest rate changes, both up and down. Once the yield on our loans catches up with market rates, we will be back to a more normal spread."

In addition to record earnings, the Company also announced all-time high first quarter loan volume of $3.79 billion for the first three months of 2001, passing the previous record of $3.77 billion originated in the same period a year earlier.

Elaborating on the Company's lending results, Sandler commented, "Declines in interest rates have made our adjustable rate mortgage business challenging. Competition has been particularly stiff from fixed-rate mortgages carrying the lowest rates in two years. Nevertheless, our loan origination team has produced excellent results." Golden West's first quarter 2001 new loan volume was comprised of 88% adjustable rate mortgages and 12% fixed-rate loans.

Continuing his discussion of the mortgage market, Sandler remarked, "Because the price of new fixed-rate loans was at the lowest level since early 1999, many consumers viewed the first quarter of 2001 as an opportunity to replace their existing home loans with new low-cost mortgages. The resulting higher level of repayments of existing loans caused the growth of our portfolio to slow versus a year ago." Golden West's loan balances grew at a 7% annualized pace during the first three months of 2001, down from 23% during the same period in 2000.

On another mortgage-related topic, Sandler said, "The Company's long history of impressive loan quality continued in the first quarter of 2001." At March 31, 2001, Golden West's ratio of nonperforming assets to total assets was a low
 .48%, compared with .51% a year earlier.

Concluding his remarks with a comment about Statement of Financial Accounting Standards No. 133 (SFAS133), Sandler said, "All companies are required to adopt this new accounting standard, which revises the rules for the accounting treatment of derivative financial instruments." Golden West utilizes certain derivatives, specifically interest rate swaps, to help control the impact of interest rate changes on the Company's income. To comply with SFAS133, each quarter, the Company must determine the market value of its derivative instruments. Changes to the market value from the prior quarter will be reported as income or expense. Over the life of the derivatives portfolio, income and expenses resulting from compliance with SFAS133 will offset each other. Golden West reported a one-time pre-tax charge of $10 million, or $.04 per diluted share, upon adopting SFAS133 on January 1. In addition to that one-time charge, the Company reported a pre-tax expense of $8 million, or $.03 per diluted share, associated with the on-going quarterly valuation of the Company's derivatives position. This additional expense occurred because the market value of Golden West's derivatives declined during the first quarter of 2001 in conjunction with falling short-term rates.

Headquartered in Oakland, California, Golden West is a savings and loan holding company with assets of $57 billion as of March 31, 2001. Currently operating 423 savings and lending offices in 34 states under the World name, the Company has one of the largest branch systems in the country. Golden West's stock is listed on the New York and Pacific Stock Exchanges under the ticker symbol GDW.

Golden West investor information is available at www.gdw.com. Information about the Company's home loans and savings and checking accounts can be found at www.worldsavings.com and about its proprietary no-load mutual funds and annuities at www.atlasfunds.com.

Information in this Press Release may include forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. Such statements include, without limitation, references to future earnings, profit margins, and portfolio growth. It is important to note that such forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. Thus future financial results may differ materially from those described herein. Golden West Financial Corporation makes no guarantee or promises regarding future results and assumes no responsibility to update such forward-looking statements.


                                      # # #
                         Financial Information Attached

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                            AND OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)

                                                                                 March 31
                                                                      --------------------------------
                                                                          2001               2000
                                                                      -------------       ------------
ASSETS
  Cash                                                                $    363,672       $    277,667
  Securities available for sale at fair value                              369,690            455,709
  Other investments                                                        199,873          1,088,499
  Purchased mortgage-backed securities available for sale                  105,867             74,745
  Purchased mortgage-backed securities held to maturity                    369,268            423,160
  Mortgage-backed securities with recourse held to maturity             20,003,219         10,952,263
  Loans receivable                                                      32,825,480         30,432,413
  Interest earned but uncollected                                          276,699            190,986
  Investment in capital stock of Federal Home Loan Banks                 1,084,264            671,056
  Foreclosed real estate                                                     7,284             11,214
  Premises and equipment--at cost less accumulated depreciation            310,216            289,047
  Other assets                                                             816,477            769,481
                                                                      -------------       ------------
                                                                      $ 56,732,009       $ 45,636,240
                                                                      =============       ============

LIABILITIES and
STOCKHOLDERS' EQUITY
  Deposits                                                            $ 31,356,959       $ 27,974,252
  Advances from Federal Home Loan Banks                                 18,936,789         12,224,073
  Securities sold under agreements to repurchase                           854,507            867,049
  Federal funds purchased                                                  270,000                  0
  Subordinated notes--net of discount                                      598,968            713,167
  Taxes on income                                                          520,224            344,296
  Other liabilities                                                        358,445            300,739
  Stockholders' equity                                                   3,836,117          3,212,664
                                                                      -------------       ------------
                                                                      $ 56,732,009       $ 45,636,240
                                                                      =============       ============

Book value per common share                                           $      24.19       $      20.29
Common shares outstanding                                              158,563,907        158,340,533


Loan loss reserve                                                     $    237,964       $    233,016
Reserve for losses on loans sold or securitized and retained          $     22,411       $     15,438
Net loan chargeoffs (recoveries) during the quarter                   $       (104)      $        274

New real estate loans originated during the quarter                   $  3,794,010       $  3,766,336

New adjustable rate mortgages as a percentage of new
  real estate loans originated during the quarter                            88.31%             96.37%

Retail deposit net activity during the quarter                        $    749,040       $    109,342
Wholesale CD net activity during the quarter                               560,000            150,000
                                                                      -------------       ------------
  Total deposit net activity during the quarter                       $  1,309,040       $    259,342
                                                                      =============       ============

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF NET EARNINGS
                            AND OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)

                                                            Three Months Ended
                                                                 March 31
                                                        ---------------------------
                                                           2001            2000
                                                        ------------    -----------
  Interest Income
      Interest on loans                                  $  704,824     $  537,087
      Interest on mortgage-backed securities                365,597        211,317
      Interest and dividends on investments                  63,762         44,150
                                                        ------------    -----------
                                                          1,134,183        792,554
  Interest Expense
      Interest on deposits                                  430,748        340,010
      Interest on advances                                  293,436        144,490
      Interest on repurchase agreements                      17,689         16,664
      Interest on other borrowings                           29,715         21,759
                                                        ------------    -----------
                                                            771,588        522,923
                                                        ------------    -----------
  Net Interest Income                                       362,595        269,631
  Provision for loan losses                                   3,183            969
                                                        ------------    -----------
  Net Interest Income after Provision for
      Loan Losses
                                                           359,412         268,662
  Noninterest Income
      Fees                                                   31,312         16,242
      Gain on the sale of securities and loans                5,877          1,438
      Change in fair value of derivatives                    (7,502)             0
      Other                                                  13,636         15,811
                                                        ------------    -----------
                                                             43,323         33,491
  Noninterest Expense
      General and administrative:
          Personnel                                          68,196         57,280
          Occupancy                                          19,809         17,058
          Deposit insurance                                   1,386          1,412
          Advertising                                         1,877          2,174
          Other                                              26,149         22,036
                                                        ------------    -----------
                                                            117,417         99,960
  Earnings before Taxes on Income and
    Cumulative Effect of Accounting Change                  285,318        202,193
  Taxes on Income                                           109,239         76,259
                                                        ------------    -----------
  Income before Cumulative Effect of Accounting Change      176,079        125,934
  Cumulative Effect of Accounting Change, Net of Tax         (6,018)             0
                                                        ------------    -----------
  Net Earnings                                           $  170,061     $  125,934
                                                        ============    ===========

  Basic Earnings Per Share before
    Cumulative Effect of Accounting Change               $     1.11     $     0.79
  Cumulative Effect of Accounting Change, Net of Tax          (0.04)          0.00
                                                        ------------    -----------
  Basic Earnings Per Share                               $     1.07     $     0.79
                                                        ============    ===========

  Diluted Earnings Per Share before
    Cumulative Effect of Accounting Change               $     1.10     $     0.78
  Cumulative Effect of Accounting Change, Net of Tax          (0.04)          0.00
                                                        ------------    -----------
  Diluted Earnings Per Share                             $     1.06     $     0.78
                                                        ============    ===========

  Average common shares outstanding                     158,478,170     159,958,610
  Average diluted common shares outstanding             160,694,897     160,831,775

  Ratios (a)
      Net earnings before accounting change / average         18.78%          15.70%
        net worth
      Net earnings before accounting change / average          1.25%           1.16%
        assets
      Net interest income / average assets                     2.58%           2.49%
      General and administrative expense / average assets       .84%            .92%
      Efficiency ratio                                        28.93%          32.98%

(a) Ratios are annualized by multiplying the quarterly computation by four. Averages are computed by adding the beginning balances and each monthend balance during the quarter and dividing by four.

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                              OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)

                                                            Three Months Ended
                                                                 March 31
                                                      -------------------------------
                                                          2001             2000
                                                      --------------   --------------
  AVERAGE BALANCES (a)
      Cash and investments                             $    952,232    $   1,157,689
      Loans receivable including mortgage-backed         52,891,273       40,571,097
        securities
      Investment in capital stock of Federal Home         1,078,397          576,197
        Loan Banks
      Deposits                                           30,648,993       27,846,009
      Advances from Federal Home Loan Banks              19,358,340        9,971,321
      Securities sold under agreements to repurchase        830,124        1,005,484
      Other borrowings                                      666,380          738,060
      Stockholders' equity                                3,750,121        3,208,477


  Total  Average Assets                                  56,172,135       43,385,139
  Average Interest-Earning Assets                        54,749,284       42,121,841
  Average Interest-Bearing Liabilities                   51,503,837       39,560,875



                                                              As of March 31
                                                      -------------------------------
                                                          2001             2000
                                                      --------------   --------------

  NONPERFORMING ASSETS
      Loans (including MBS with recourse)

         90 days or more past due                      $    267,298     $    221,070
      Foreclosed real estate                                  7,284           11,214
                                                      --------------   --------------
   Total Nonperforming Assets                          $    274,582     $    232,284
                                                      ==============   ==============


  Ratio of nonperforming assets to total assets                .48%             .51%

  Ratio of troubled debt restructured to total assets          .00%             .01%



  SPREAD DATA
      Yield on loan portfolio                                 8.01%            7.36%
      Yield on investments                                    7.35%            6.38%
      Yield on earning assets                                 8.01%            7.33%

      Cost of deposits                                        5.35%            4.84%
      Cost of borrowings                                      5.59%            5.94%
      Cost of funds                                           5.45%            5.21%

  Yield on earning assets less cost of funds                  2.56%            2.12%

(a) Averages are computed by adding the beginning balances and each monthend balance during the quarter and dividing by four.